                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               August 10, 2000

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-79773                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     ADVANTA LEASING RECEIVABLES CORP. VIII
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-01                   52-2170910
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3080
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                      ADVANTA LEASING RECEIVABLES CORP. IX
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Nevada                         333-79773-02                   52-2170234
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               639 Isbell Road, Suite 390
                 Reno, Nevada                                                        89509
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (775) 823-3016
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

        The following exhibit is furnished herewith:

        21 Monthly Servicer's Certificate issued on August 10, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1 Supplement dated as of August 26, 1999 covering the period of July 1, 2000 through July 31, 2000.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ADVANTA BUSINESS SERVICES CORP.,
                                            As Registrant

                                            By     /s/ JOHN PARIS
                                                   ---------------

                                            Name:  John Paris
                                            Title: Senior Vice President


Dated: August 10, 2000

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ADVANTA LEASING RECEIVABLES CORP. VIII,
                                        As Registrant

                                        By     /s/ JOHN PARIS
                                               ---------------

                                        Name:  John Paris
                                        Title: President and Director


Dated: August 10, 2000

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ADVANTA LEASING RECEIVABLES CORP. IX,
                                          As Registrant

                                          By     /s/ JOHN PARIS
                                                 ---------------

                                          Name:  John Paris
                                          Title: President and Director


Dated: August 10, 2000

                                  Exhibit Index

Exhibit No.                                                                                         Page
-----------                                                                                         ----
        21.1          Monthly Servicer's Certificate dated  August 10, 2000 prepared by the           8
                      Servicer and sent to the Trustee pursuant to Section 3.05(a) of the
                      Series 1999-1 Supplement covering the period of July 1, 2000 through
                      July 31, 2000.


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